Exhibit 4.1

TEMPORARY CERTIFICATE—EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

COMMON STOCK

NUMBER		SHARES
T
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK CITY, NY

SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS	ITC HOLDINGS CORP.
OF THE STATE OF MICHIGAN		CUSIP TO COME

CERTIFICATE OF STOCK

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF ITC HOLDINGS CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Daniel J. Osinksy		/s/ Joseph L. Welch

SECRETARY		PRESIDENT

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
BY:	/s/ Stephen Cesso

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN   UNITED STATES BANKNOTE CORPORATION

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights and the authority of the board of directors to designate and prescribe the relative rights, preferences and limitations of other series. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship	under Uniform Gifts to Minors
		and not as tenants in common	Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                 Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGN HERE:
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The corporation's Amended and Restated Articles of Incorporation, as the same may be amended from time to time (the “Articles”), impose certain restrictions on the transfer, beneficial ownership and voting of the shares of capital stock represented by this certificate under certain circumstances if the holder or “beneficial owner” (as defined in the Articles) of the shares represented hereby (or, in the case of a transfer, by such holder's transferee) is a “Market Participant” (as defined in the Articles) or member of a “group” (as defined in the Articles) with a Market Participant. The Articles also permit the corporation's board of directors to redeem the shares of capital stock beneficially owned by a Market Participant or member of a group with a Market Participant under certain circumstances. At no charge, any holder of any class or series of capital stock of the corporation may receive a written statement of the restrictions imposed by the Articles.